SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                              ________________

                                Form 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (date of earliest event reported): June 1, 1995


                  INLAND STEEL INDUSTRIES, INC.
       (Exact name of registrant as specified in its charter)

    Delaware                 1-9117                    36-3425828
    (State of        Commission File Number          IRS Employer
 Incorporation)                                   Identification No.)




      30 West Monroe Street
      Chicago, Illinois                            60603
      (Address of principal executive offices)    Zip Code



                           (312) 346-0300
                  (Registrant's telephone number)

Item 5.    Other Events.

The Press Release dated June 1, 1995 attached hereto as an exhibit is incorporated herein by reference in answer to this Item 5.




                                SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INLAND STEEL INDUSTRIES, INC.


Dated:   June 5, 1995            By:    /S/ David B. Anderson
                                        David B. Anderson
                                        Vice President -
                                        Corporate Development,
                                        General Counsel and Secretary



                             EXHIBIT INDEX



  Exhibit                                               Sequential
  Number                  Description                   Page Number
 _________                ___________                   ___________

   99.1       Press Release dated June 1, 1995....